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                          EXHIBIT 23.01

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INDEPENDENT AUDITORS' CONSENT

We  consent  to  the incorporation by  reference  in Registration
Statement  Nos.  33-84726,  33-84728,  and  333-25981 of Paul-Son
Gaming Corporation on Form S-8 of our report dated August 6, 1999, appearing in the Annual Report on Form 10-K of Paul-Son Gaming Corporation for the year ended May 31, 1999.

/s/  Deloitte & Touche LLP

Las Vegas, Nevada
August 24, 1999

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